                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                                 SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     [X] No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.


     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     -------------------------------------------------------------------------


     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     -------------------------------------------------------------------------


     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

     -------------------------------------------------------------------------


     (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

     -------------------------------------------------------------------------


     (5) TOTAL FEE PAID:

     -------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                           7777 BONHOMME, SUITE 1920
                           ST. LOUIS, MISSOURI 63105
                                (314) 727-3333


                                                          May 26, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of International Fuel Technology, Inc., to be held at 9:00 a.m. on Friday, June 16, 2000, at the Renaissance St. Louis Hotel located near Lambert International Airport, 9801 Natural Bridge Road, St. Louis, Missouri.

     At the meeting you will be asked to vote on the election of five directors of the Company and the ratification of the selection of BDO Seidman, LLP as the Company's independent accountants for the year 2000. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                             Very truly yours,


                                             /s/ Fred Jensen
                                             Fred Jensen
                                             Chairman of the Board of Directors

                               TABLE OF CONTENTS

Notice of Annual Meeting                               1

Proxy Solicitation                                     2

Revocability and Voting Proxy                          2

Record Date and Voting Rights                          3

Beneficial Ownership of Common Stock                   4

ITEM 1: ELECTION OF DIRECTORS                        4-7

ITEM 2: APPROVAL OF INDEPENDENT ACCOUNTANTS            8

Summary Compensation Table                             9

Consultant and Employee Stock Compensation Plan     9-10

Employment Agreements                              10-11

Stock Option Awards                                   11

Compensation of Directors                             11

Company Performance                                   11

Change in Year-End                                    12

Stockholder Proposals                                 12

Other Business                                        12

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                      __________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      __________________________________

                                                             St. Louis, Missouri
                                                             May 26, 2000

     Notice is hereby given that the Annual Meeting of the Stockholders of International Fuel Technology, Inc. will be held on Friday, June 16, 2000 at 9:00 a.m. at the Renaissance St. Louis Hotel located near Lambert International Airport, 9801 Natural Bridge Road, St. Louis, Missouri, for the following purposes:

     (1)  To elect five directors to serve for the ensuing year;

     (2) To approve BDO Seidman, LLP as independent accountants for the year 2000; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Stockholders of record at the close of business on May 12, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                                             PATTY FOLTZ
                                                             Secretary

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                           7777 BONHOMME, SUITE 1920
                          ST. LOUIS, MISSOURI  63105
                     _____________________________________

                                PROXY STATEMENT
                     _____________________________________

                              GENERAL INFORMATION


Proxy Solicitation

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of International Fuel Technology, Inc. ("IFT") in connection with the solicitation by the Board of Directors of IFT of proxies for use at the Annual Meeting of Stockholders to be held on Friday, June 16, 2000 at 9:00 a.m. at the Renaissance St. Louis Hotel, located near Lambert International Airport, 9801 Natural Bridge Road, St. Louis, Missouri or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

     Proxies for use at the meeting are being solicited by the Board of Directors of IFT. Proxies will be mailed to stockholders on or about May 26, 2000 and will be solicited chiefly by mail. IFT will make arrangements with Automatic Data Processing Investor Communications Services ("ADP") to send proxies and proxy material to the shareholders entitled to vote at the meeting, and we will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents, and employees of IFT may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by IFT. IFT has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

Revocability and Voting Proxy

     A form of proxy for use at the Annual Meeting of Stockholders and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with ADP a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of IFT's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and No. 2 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

Record Date and Voting Rights

     Only stockholders of record at the close of business on May 12, 2000 are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On May 12, 2000, there were 18,287,698 shares of Common Stock outstanding, each of which is entitled to one vote on each of the matters to be presented at the Annual Meeting.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to conduct the election of directors and other matters mentioned in this Proxy Statement. If such a majority is represented at the meeting, then the five nominees for director who receive the highest number of votes cast will be elected. The other matters require the approving vote of at least a majority of the votes cast. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of May 5, 2000, regarding the beneficial ownership determined in accordance with the rules of the Securities and Exchange Commission, which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, of IFT's common stock of: (I) each person known by IFT to own beneficially more than five percent of IFT's common stock; (ii) each director and nominee for director of IFT; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of IFT as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.


    Name of                    Amount and Nature of      Percent of
Beneficial Owner               Beneficial Ownership    Common Stock/1/
----------------               --------------------    --------------
Jonathan R. Burst/2/                   966,250              5.4%
William J. Lindenmayer/3/              190,000              1.0%
Patty Foltz                             69,648              0.4%
Fred K. Jensen/4/                      162,833              0.9%
David B. Norris                        246,562              1.4%
Harry F. Demetriou/5/                  205,000              1.1%
All directors and executive
 Officers as a group                 1,840,293             10.2%

/1/  Based upon 17,987,698 outstanding shares of common stock as of May 5, 2000.

/2/ Includes 150,0000 shares owned by Burcor Capital, L.L.C. of which Mr. Burst is an executive officer and deemed to be the beneficial owner of such shares.

/3/ Includes 50,000 shares owned by Burcor Capital, L.L.C. of which Mr. Lindenmayer is an executive officer and deemed to be the beneficial owner of such shares.

/4/ Includes 3,260 shares owned by Jensen Fabricating Co., Inc. of which Mr. Jensen is an executive officer and deemed to be the beneficial owner of such shares; includes 104,500 shares held jointly with Mr. Jensen's spouse; includes 24,054 shares held by Mr. Jensen's spouse.

/5/ Includes 205,000 shares owned by Observor Acceptances, Ltd. of which Mr. Demetriou is the sole owner and deemed to be the beneficial owner of such shares.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Five directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

                                    Year First
                                    Became        Principal Occupation
Nominee                  Age        Director      During the Past Five Years
-------                  ---        --------      --------------------------
Fred K. Jensen           64           1998        IFT Director since April 1998
                                                  and Chairman of the Board
                                                  since November 1998. Mr.
                                                  Jensen has served as president
                                                  of Jensen Oven since 1975 and
                                                  President of Jensen Industries
                                                  since 1985. Mr. Jensen
                                                  received his Bachelor of
                                                  Science degree in Mechanical
                                                  Engineering in 1957 from
                                                  Michigan State University.

William J. Lindenmayer   40           2000        IFT Director and President
                                                  since February 2000 and Chief
                                                  Operating Officer since July
                                                  1999. Mr. Lindenmayer served
                                                  as Managing Director of Burcor
                                                  Capital, LLC from 1999 to
                                                  present. Mr. Lindenmayer
                                                  served as President of DLW
                                                  Partners, LLC from 1997 to
                                                  1999. Mr. Lindenmayer served
                                                  as President of WLI William
                                                  Lindenmayer Group, Inc. from
                                                  1995 to 1997. Mr. Lindenmayer
                                                  received his Bachelor of
                                                  Science degree from Cornell
                                                  University in 1982 and his
                                                  Masters of Business
                                                  Administration from the
                                                  University of Virginia in
                                                  1988.

Jonathan R. Burst        41           2000        IFT Chief Executive Officer
                                                  since July 1999. President of
                                                  IFT from July 1999 to February
                                                  2000. Director since February
                                                  2000. Mr. Burst founded Burcor
                                                  International in 1998 and has
                                                  served as President since its
                                                  inception. From 1992 to 1998,
                                                  Mr. Burst served as Executive
                                                  Vice President and Managing
                                                  Director of mergers and
                                                  acquisitions at Aon Risk
                                                  Services. Mr. Burst received
                                                  his Bachelor of Arts degree in
                                                  Economics from the University
                                                  of Missouri in 1981.

David B. Norris          51           1998        IFT Director since March 1998.
                                                  Mr. Norris founded and owns
                                                  Addicks Services, Inc., a
                                                  construction company, and has
                                                  served as President since
                                                  1983.

Harry Demetriou          56           2000        IFT Director since February
                                                  2000. Mr. Demetriou is
                                                  currently the Chairman for
                                                  Observor Acceptances, Ltd., an
                                                  investment company which
                                                  invests in securities in the
                                                  international markets. Mr.
                                                  Demetriou served as Director
                                                  and Chairman for United House
                                                  Realty until December 1998.
                                                  Mr. Demetriou was a ship owner
                                                  of bulk carriers for over 25
                                                  years. He has retired from
                                                  active management in the
                                                  shipping industry.


     All directors hold office until the next annual meeting of the stockholders of IFT and until their successors are elected and qualified. At present, IFT's Articles of Incorporation provide for not less than one nor more than nine directors. Currently there are five directors of IFT.

     IFT presently does not have standing audit, nominating or compensation committees of the Board of Directors.

     During the fiscal year ended December 31, 1999, the Board of Directors held five meetings. Each director attended 100% of the meetings of the Board of Directors held when he was a Director.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires IFT's executive officers and directors, and persons who beneficially own more than ten percent of IFT's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish IFT with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to IFT and written representations from IFT's executive officers and directors, IFT believes that during fiscal 1999 no Forms 3 or 4 were filed on a timely basis for IFT's executive officers and directors. IFT believes all such delinquent reports have since been filed.

Vote Required

     The five nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.


     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTEREST OF IFT AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

             PROPOSAL NO. 2 - APPROVAL OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has retained BDO Seidman, LLP, St. Louis, Missouri to provide, subject to ratification by the Company's stockholders, an audit of its financial statements for the year ending December 31, 2000.

     A representative of BDO Seidman, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.


     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - APPROVAL OF INDEPENDENT ACCOUNTANTS" TO BE IN THE BEST INTEREST OF IFT AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                            EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by IFT as well as certain other compensation awarded, earned by and paid, during the fiscal years indicated, to the Chief Executive Officer and for each of IFT's other executive officers whose annual salary and bonus exceeds $100,000 for such period in all capacities in which they served.

                          Summary Compensation Table

                                                            Long-Term
                         Annual Compensation          Compensation Awards
                         -------------------          --------------------
                                                  Other                  All
Name and                                         Annual    Restricted   Other
Principal               Period                   Compen-     Stock     Compen-
Position                Ended    Salary  Bonus   sation      Awards    sation
---------              --------  ------  -----  ---------  ----------  -------
Jonathan R. Burst,/1/
Chief Executive
Officer & President    12/31/99  $5,493      0          0    $111,056        0

Norman C. Barrett,/2/
NOPEC Consultant
for IFT & former
Board Chairman         12/31/99       0      0          0           0        0
                        3/31/99       0      0  $ 100,000/3/        0        0
                        3/31/98       0      0          0           0        0

---------------------

/1/  Mr. Burst joined the Company in 1999 as the President/CEO.

/2/ Mr. Barrett served the Company as an untitled Chief Executive Officer from 1997 through July 1999.

/3/  Consultant Fee.

Perquisites and other personal benefits are omitted because they do not exceed either $50,000 or 10% of the total of annual salary and bonus for the named executive officer.

Consultant and Employee Stock Compensation Plan

     The Board of Directors adopted a Consultant and Employee Stock Compensation Plan that became effective January 14, 2000. The Board of Directors will be responsible for the administration of this Plan, and will grant Awards under this Plan. Subject to the express provisions of the Plan, the Board of Directors shall have full authority and sole and absolute discretion to interpret and amend this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Board of Directors on the matters referred to in this Section shall be conclusive. No member of the Board of Directors shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

     The maximum number of shares of common stock as to which awards may be granted under this Plan, subject to subsequent amendments, is 500,000 shares. The common stock which is issued on grant of awards may be authorized but unissued shares or shares which have been issued and reacquired by IFT. The Board of Directors may increase the maximum number of shares of common stock as to which awards may be granted at such time as it deems advisable.

     Awards may be granted only to employees or consultants of IFT in their individual capacity only.

     The Board of Directors shall have complete discretion to determine when and to which employees or consultants awards are to be granted, and the number of shares of common stock as to which awards granted to each employee or consultant will relate. No grant will be made if, in the judgment of the Board of Directors, such a grant would constitute a public distribution within the meaning of the Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder.

Employment Agreements

     On July 13, 1999 IFT entered into an employment agreement with William J. Lindenmayer for services as Chief Operating Officer. Mr. Lindenmayer received a base pay of $1,000 per month plus 5,000 shares of IFT's common stock during the initial term, which expired in January 2000, for an aggregate of 30,000 shares. The agreement was amended and extended in January 2000. Pursuant to the new agreement, Mr. Lindenmayer is entitled to an annual base salary of $125,000, stock compensation of 3,000 shares per month and a bonus award as deemed appropriate by the Board of Directors of IFT. The new agreement extends through December 31, 2000 and will automatically renew unless either party elects not to continue the agreement. On February 8, 2000, the Board of Directors appointed Mr. Lindenmayer as President and increased his annual base salary to $180,000. On February 23, 2000 the Board of Directors awarded an initial grant of 100,000 shares of IFT's common stock to Mr. Lindenmayer for his appointment as President and Chief Operating Officer.

     On July 13, 1999 IFT entered into an employment agreement with Jonathan R. Burst for services as President and Chief Executive Officer. Mr. Burst received a base pay of $1,000 per month plus 10,000 shares of IFT's common stock during the initial term, which expired in January 2000, for an aggregate of 60,000 shares. The agreement was extended during January 2000 with Mr. Burst serving as Chief Executive Officer with an annual base salary of $180,000, a minimum stock compensation of 6,000 shares per month and a bonus award as deemed appropriate by the Board of Directors of IFT. The new agreement extends through December 31, 2000 and will automatically renew unless either party elects not to continue with the agreement. On February 23, 2000 the Board of Directors granted Mr. Burst 100,000 shares of IFT's common stock for his services as Chief Executive Officer.

     On February 23, 2000, the Board of Directors passed a resolution authorizing stock awards to be paid in the amount of 100,000 shares of IFT's common stock to each of Messers Burst and Lindenmayer upon the execution of a subordinated debt financing agreement providing for funding to cover the Company budget for the next 24 months, progress toward creation and enactment of IFT's Business Plan and the initiation of final protocol testing for the reference standard fuel.

Stock Option Awards

     IFT currently does not have any plan or agreement related to the grant of stock option awards for employees or directors.

Compensation of Directors

     On February 23, 2000, the Board of Directors adopted the Director's Stock Compensation Plan, which provides for an annual award of 10,000 shares of IFT's common stock to the Board members as reimbursement for attendance at Company Board meetings. Each Board member will be awarded an additional 1,000 shares of IFT's common stock for every three-telephone conference call Board meetings attended.

                              COMPANY PERFORMANCE

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent IFT specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                    IFT                 DATE           RUSSELL
                    7.5                Dec-98            4.22
                    3.4                Mar-99            3.98
                    2.9                Jun-99            4.58
                   4.15                Sep-99            4.22
                   4.38                Dec-99            5.05
                    2.5                Mar-00            5.32

     The above graph compares the performance of IFT from December 1998, the quarter that IFT'S common stock commenced trading on the NASDAQ Bulletin Board, through March 31, 2000, against the performance of the Russell 2000 Index for the same period.

                              CHANGE IN YEAR-END

     Following IFT's merger with Blencathia Acquisition Corporation in October 1999, IFT adopted a new fiscal year-end date of December 31, versus the previous March 31 year-end date. The Board of Directors ratified the new fiscal year-end date in February 2000.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the 2001 Annual Meeting of Stockholders must be received by IFT no later than December 1, 2000 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

     Shareholders of record who do not submit proposals for inclusion in the proxy statement but who intend to submit a proposal at the 2001 Annual Meeting, and shareholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Corporate Secretary and received at IFT's principal executive offices by January 19, 2001.

                                OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

     A COPY OF IFT'S TRANSITIONAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INTERNATIONAL FUEL TECHNOLOGY, INC., ATTENTION: PATTY FOLTZ, 7777 BONHOMME, SUITE 1920, ST. LOUIS, MISSOURI 63105.

                                        By Order of the Board of Directors,


                                        /s/ Patty Foltz
                                        Patty Foltz
                                        Secretary

Dated May 26, 2000

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


--------------------------------------------------------------------------------

                            [IFT LOGO APPEARS HERE]

                                   PROXY FOR

                      INTERNATIONAL FUEL TECHNOLOGY, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 16, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Lindenmayer, Jonathan R. Burst and Patty Foltz, and each or any of them as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of International Fuel Technology, Inc. held of record by the undersigned on May 12, 2000 at the Annual Meeting of Shareholders of International Fuel Technology, Inc. to be held June 16, 2000, or at any adjournment thereof.

--------------------------------------------------------------------------------

[IFT LOGO APPEARS HERE]                  VOTE BY MAIL -

INTERNATIONAL FUEL TECHNOLOGY, INC.      Mark, sign and date your proxy card and
C/O PROXY SERVICES                       return it in the postage-paid envelope
P.O. BOX 9141                            we've provided or return to
FARMINGDALE, NY 11735-9769               International Fuel Technology, Inc.,
                                         c/o ADP, 51 Mercedes Way, Edgewood, NY
                                         11717.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                               IFTPRX       KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
INTERNATIONAL FUEL TECHNOLOGY, INC.

  The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2. This Proxy, when properly executed, will be voted as specified below. This proxy will be voted FOR Proposals Nos. 1 and 2 if no specification is made.

  Vote On Directors

  1. 01) Fred K. Jensen, 02) Jonathan R. Burst, 03) William J. Lindenmayer,
     04) David B. Norris, 05) Harry Demetriou

  Ratification of Accountants                            For   Against   Abstain

  2. To ratify the selection of BDO Seidman, LLP         [_]     [_]       [_]
     as independent public accountants for the Company.

  3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

  For   Withhold   For All         To withhold authority to vote, mark "For All
  All     All       Except         Except" and write the nominee's number on the
                                   line below.
  [_]     [_]        [_]
                                   ---------------------------------------------

  Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  PLEASE COMPLETE, SIGN AND DATE THIS PROXY
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)   Date
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